UMB SCOUT FUNDS


TAX-FREE MONEY MARKET FUND
(UMTXX)

ANNUAL REPORT
JUNE 30, 1999

A no-load mutual fund principally invested in short-term municipal securities seeking to provide maximum income exempt from federal income tax consistent with safety of principal and maintenance of liquidity.


TO THE SHAREHOLDERS

The past 12 months have been especially noteworthy for the global economy and financial markets. Attention was fixed last fall on the financial contagion spreading from Southeast Asia to Russia and elsewhere. Interest rates in the developing world were rising or local currencies were collapsing. There was widespread fear of an economic slowdown because of slower demand and a flood of industrial capacity.

In the U.S., the Federal Reserve lowered interest rates three times in a relatively short period and long-term interest rates moved to less than 5%. All but the "bluest" of blue chip stocks declined sharply.

For the time being, the concerns of late 1998 no longer are on investors' minds. Most indicators show the world's economies are regaining their footing and many are growing strongly. Interest rates have increased again, but apparently not enough to stop this growth. The U.S. is enjoying the lowest unemployment in decades with very low inflation - a scenario the textbooks say cannot happen.

Our economic environment has been called a "virtuous cycle," but some investors are wondering whether it will become a "vicious cycle." We do not see such a change now, although we continue to watch the economic indicators very closely. There are few signs that the economy is entering a long-term slowdown caused by economic excess. Some market watchers point to the high valuation of U.S. stocks as one such excess, but valuation alone usually is not enough to make stock prices decline. We see no other catalyst at this point that would cause a major stock price correction.

In this annual report, you will find more details about the activity and holdings in the UMB Scout Tax-Free Money Market Fund during the period. I recently joined the UMB team, and I want to thank each of you for your confidence in UMB Investment Advisors and the UMB Scout Funds. We look forward to helping you reach your financial goals.

Sincerely,
/s/William B. Greiner, CFA
William B. Greiner, CFA
Executive Vice President / Chief Investment Officer
UMB Investment Advisors


Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.



TO THE SHAREHOLDERS

The UMB Scout Tax-Free Money Market Fund earned 0.66% for the quarter and 2.65% for the year ended June 30, 1999. The Fund's 7-day current yield was 2.82% as of that date. The Fund principally invests in short-term municipal securities, and seeks to provide maximum investment income exempt from federal income tax consistent with safety of principal and liquidity.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation of any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Fund may be subject to the federal Alternative Minimum Tax as well as state and local taxes.

Short-term tax-free yields moved higher during the quarter, finishing nearly 0.50 percentage point above the previous quarter's levels. Inflation fears pushed general market rates higher throughout the quarter as market participants began positioning for an expected increase in the key Fed
Funds rate. The Federal Reserve met these expectations on June 30 when it increased that rate to 5.00% from 4.75%.

The money market yield curve also grew steeper as interest rates rose, showing higher yields at longer maturity levels. We therefore increased the Fund's average maturity from approximately 25 days to 40 days in order to capture the additional yield available in those slightly longer maturities. We also increased holdings of general market notes, which delivered yields superior to most offerings in the commercial paper market.
The issue of credit enhancement remains an important issue for your Fund. Many issuers of short-term securities rely on outside parties to bolster their ratings via insurance agreements and bank letters of credit. These relationships give the appearance of stronger credit ratings than would be available to the issuers without insurance. We maintain what we believe to be a substantially higher level of credit quality than the average fund by reviewing issuers' creditworthiness on a "stand-alone" basis, without the support of the insurance provider.

During the past fiscal year, 100% of total regular income dividends declared are exempt from interest for federal income tax purposes.

This management style should continue to make your Fund an outstanding option for investors in the upper tax brackets who seek solid yields combined with top-tier credit quality.

We appreciate your continued interest in the UMB Scout Tax-
Free Money Market Fund and we welcome your comments and questions.

Sincerely,
/s/J. Eric Kelley
J. Eric Kelley
UMB Investment Advisors

CHART - FUND DIVERSIFICATION


FINANCIAL STATEMENTS
June 30, 1999

Statement of Net Assets


                FACE                                                   MARKET
  STATE        AMOUNT    DESCRIPTION                                    VALUE


ALABAMA
 $   2,200,000 Columbia Alabama, Pollution Control Rev.,
               (Alabama Power),
               Var. Rate, due October 1, 2022                    $  2,200,000
ARIZONA
     1,000,000 Arizona State Transportation Board,
               Maricopa County Excise Tax Rev.,
               Tax-Exempt Bond,
               7.00%, due July 1, 2005                              1,020,000
     2,300,000 Maricopa County Arizona, Pollution Control Rev.,
               Tax-Exempt Commercial Paper,
               3.15%, due July 2, 1999                              2,300,000
     2,100,000 Maricopa County Arizona, Pollution Control Rev.,
               Tax-Exempt Commercial Paper,
               3.25%, due October 4, 1999                           2,100,000
     1,000,000 Salt River Project Agricultural Improvement, Series A,
               Tax-Exempt Commercial Paper,
               3.30%, due July 9, 1999                              1,000,000
     1,150,000 Salt River Project Agricultural Improvement, Series A,
               Tax-Exempt Commercial Paper,
               3.30%, due July 13, 1999                             1,150,000
     2,000,000 Salt River Project Agricultural Improvement, Series A,
               Tax-Exempt Commercial Paper,
               3.25%, due August 4, 1999                            2,000,000
FLORIDA
     2,000,000 Gainesville Florida, Tax-Exempt Commercial Paper,
               3.40%, due July 16, 1999                             2,000,000
     2,000,000 Jacksonville Florida, Electric Auth., Series A,
               3.15%, due July 19, 1999                             2,000,000
     2,000,000 Jacksonville Florida, Electric Auth., Series A,
               3.05%, due July 22, 1999                             2,000,000
     1,000,000 Jacksonville Florida, Electric Auth., Series A,
               3.05%, due July 28, 1999                             1,000,000
GEORGIA
     3,150,000 Burke County Georgia, Pollution Control Rev., (Georgia Power),
               Var. Rate, due July 1, 2024                          3,150,000
     2,000,000 Municipal Electric Association, Series B,
               3.25%, due July 14, 1999                             2,000,000
ILLINOIS
       500,000 Sauget Illinois Pollution Control Rev.,
               Var. Rate, due September 1, 2014                       500,000
     4,000,000 Sauget Illinois Pollution Control Rev., (Monsanto),
               Var. Rate, due May 1, 2028                           4,000,000
INDIANA
     1,000,000 Jasper County Indiana, Pollution Control Rev.,
               Tax-Exempt Commercial Paper,
               3.20%, due July 14, 1999                             1,000,000
KANSAS
     4,075,000 Salina Kansas Temp Note,
               3.05%, due August 1, 1999                            4,075,000
       675,000 Shawnee County Kansas Temp Note,
               3.65%, due May 15, 2000                                675,454
KENTUCKY
     1,000,000 Trimble County Kentucky, Pollution Control Rev.,
               Series 92A,
               Tax-Exempt Commercial Paper,
               3.05%, due July 9, 1999                              1,000,000
MARYLAND
     3,500,000 Anne Arundel County Maryland, Series B,
               Tax-Exempt Commercial Paper,
               3.30%, due July 8, 1999                              3,500,000
MASSACHUSETTS
     1,000,000 Massachusetts Industrial Finance Agency, Series 93A,
               Tax-Exempt Commercial Paper,
               3.35%, due July 12, 1999                             1,000,000
MISSOURI
       760,000 Missouri Environmental Improvement/Energy Auth.
               State Water Pollution Revolving Fund,
               4.00%, due January 1, 2000                             762,414
     2,000,000 Missouri Environmental Improvement/Energy Auth.
               State Water Pollution Revolving Fund,
               3.30%, due February 1, 2000                          2,000,000
NEBRASKA
     1,000,000 Omaha Public Power District Electric Rev., Series A,
               Tax-Exempt Commercial Paper,
               3.15%, due July 16, 1999                             1,000,000
     1,000,000 Omaha Public Power District Electric Rev., Series A,
               Tax-Exempt Commercial Paper,
               3.30%, due August 4, 1999                            1,000,000
     2,000,000 Omaha Public Power District Electric Rev., Series A,
               Tax-Exempt Commercial Paper,
               3.40%, due September 3, 1999                         2,000,000
     1,000,000 Omaha Public Power District Electric Rev.,
               Series A,
               Tax-Exempt Commercial Paper,
               3.20%, due January 18, 2000                          1,000,000
NEW MEXICO
     1,500,000 Albuquerque New Mexico,
               Tax-Exempt Commercial Paper,
               3.625%, due July 1, 1999                             1,500,000
        50,000 Hurley New Mexico, Pollution Control Rev.,
               (Kennecott Sante Fe Project),
               Var. Rate, due December 1, 2015                         50,000
NORTH CAROLINA
     2,500,000 Wake County North Carolina,
               Industrial Facility & Pollution
               Control Auth., (CP&L),
               Var. Rate, due May 1, 2015                           2,500,000
OKLAHOMA
     1,500,000 Garfield County Oklahoma, Industrial Auth.,
               Pollution Control Rev.,
               Series A, (Oklahoma Gas & Electric Co.),
               Var. Rate, due January 1, 2025                       1,500,000
PENNSYLVANIA
     2,650,000 Beaver County Pennsylvania,
               Industrial Dev. Auth., Pollution Control Rev.,
               Var. Rate, due September 1, 2025                     2,650,000
RHODE ISLAND
     2,000,000 Rhode Island State,
               Var. Rate, due June 1, 2018                          2,000,000
SOUTH CAROLINA
     2,500,000 South Carolina Public Services Auth.,
               Tax-Exempt Commercial Paper,
               3.05% due July 7, 1999                               2,500,000
     1,500,000 South Carolina Public Services Auth.,
               Tax-Exempt Commercial Paper,
               3.05%, due July 21, 1999                             1,500,000
     2,000,000 South Carolina Public Services Auth.,
               Tax-Exempt Commercial Paper,
               3.15%, due September 9, 1999                         2,000,000
     1,400,000 York County South Carolina (Duke Power),
               Tax-Exempt Commercial Paper,
               3.25%, due July 12, 1999                             1,400,000
     1,000,000 York County South Carolina (Duke Power),
               Tax-Exempt Commercial Paper,
               3.20%, due August 2, 1999                            1,000,000
     2,000,000 York County South Carolina (Duke Power),
               Tax-Exempt Commercial Paper,
               3.35%, due January 24, 2000                          2,000,000
TENNESSEE
     2,000,000 Shelby County Tennessee, Series 98A,
               Tax-Exempt Commercial Paper,
               3.35%, due July 6, 1999                              2,000,000
       500,000 Shelby County Tennessee, Series 98A,
               Tax-Exempt Commercial Paper,
               3.10%, due July 9, 1999                                500,000
TEXAS
       900,000 Austin Texas Combined Utility System Rev.,
               Series A,
               Tax-Exempt Commercial Paper,
               3.05%, due July 9, 1999                                900,000
     1,000,000 Austin Texas Combined Utility Rev., Series A,
               Tax-Exempt Commercial Paper,
               3.05%, due July 21, 1999                             1,000,000
     2,000,000 Austin Texas Combined Utility Rev., Series A,
               Tax-Exempt Commercial Paper,
               3.25%, due August 3, 1999                            2,000,000
     1,500,000 Austin Texas Combined Utility Rev., Series A,
               Tax-Exempt Commercial Paper,
               3.25%, due August 5, 1999                            1,500,000
     2,500,000 Brazos River Harbor Texas, Naval District,
               Tax-Exempt Commercial Paper,
               3.15%, due September 2, 1999                         2,500,000
     1,100,000 Brazos River Auth. Texas,
               Pollution Control Rev., (Monsanto),
               Var. Rate, due February 1, 2004                      1,100,000
     2,000,000 Gulf Coast Texas Waste Disposal, (Exxon),
               Var. Rate, due June 1, 2020                          2,000,000
       900,000 Gulf Coast Texas Waste Disposal, (Monsanto),
               Daily Put, due July 1, 2001                            900,000
       850,000 Gulf Coast Texas Waste Disposal Auth., (Monsanto),
               Var. Rate, due April 1, 2013                           850,000
     1,100,000 Harris County Texas, Series A,
               Tax-Exempt Commercial Paper,
               3.05%, due July 22, 1999                             1,100,000
     1,754,000 Harris County Texas, Series D,
               Tax-Exempt Commercial Paper,
               3.05%, due July 26, 1999                             1,754,000
     1,554,000 Harris County Texas, Series D,
               Tax-Exempt Commercial Paper,
               3.40%, due October 1, 1999                           1,554,000
     1,700,000 Lower Neches Valley Texas Auth.,
               Pollution Control Rev.,
               (River Treatment Industrial Deb. Corp.),
               Var. Rate, due February 1, 2004                      1,700,000
     1,000,000 San Antonio Texas Water Systems,
               Tax-Exempt Commercial Paper,
               3.15%, due August 9, 1999                            1,000,000
     1,500,000 San Antonio Texas Water Systems, Series 95,
               Tax-Exempt Commercial Paper,
               3.25%, due August 9, 1999                            1,500,000
     2,700,000 Texas State T/RAN,
               Tax-Exempt Bond,
               4.50%, due August 31, 1999                           2,707,901
     1,000,000 University of Texas Systems Rev., Series A,
               Tax-Exempt Commercial Paper,
               3.20%, due July 6, 1999                              1,000,000
     1,000,000 University of Texas Systems Rev., Series A,
               Tax-Exempt Commercial Paper,
               3.05%, due July 6, 1999                              1,000,000
     1,894,000 University of Texas Systems Rev., Series A,
               Tax-Exempt Commercial Paper,
               3.00%, due July 13, 1999                             1,894,000
     2,000,000 University of Texas Systems Rev., Series A,
               Tax-Exempt Commercial Paper,
               3.10%, due July 15, 1999                             2,000,000
UTAH
     1,000,000 Intermountain Power, Series 97 B2,
               Tax-Exempt Commercial Paper,
               3.05%, due July 7, 1999                              1,000,000
     1,000,000 Intermountain Power, Series 97 B2,
               Tax-Exempt Commercial Paper,
               3.00%, due July 12, 1999                             1,000,000
     1,100,000 Intermountain Power, Series 97,
               Tax-Exempt Commercial Paper,
               3.05%, due July 28, 1999                             1,100,000
     1,000,000 Intermountain Power, Series A,
               7.00%, due July 1, 2021                              1,020,000
     1,000,000 Intermountain Power, Power Supply Rev., Series B,
               6.00%, due July 1, 2023                              1,000,000
     1,000,000 Utah State, Series 97A,
               Tax-Exempt Commercial Paper,
               3.20%, due August 16, 1999                           1,000,000
VIRGINIA
     1,500,000 Alexandria Virginia, Public Improvement,
               Tax-Exempt Bond,
               4.00%, due January 1, 2000                           1,507,399
     1,600,000 Chesterfield County Virginia, (VEPCO),
               Tax-Exempt Commercial Paper,
               3.35%, due September 1, 1999                         1,600,000
     3,000,000 Louisa County Virginia, Industrial Dev. Auth.,
               Tax-Exempt Commercial Paper,
               3.25%, due January 18, 2000                          3,000,000
WASHINGTON
     1,000,000 Seattle Municipal Light & Power,
               3.25%, due August 19, 1999                           1,000,000
     2,200,000 Seattle Municipal Light & Power Rev.,
               Var. Rate, due November 1, 2018                      2,200,000
     1,000,000 Seattle Municipal Light & Power Rev.,
               Var. Rate, due September 1, 2025                     1,000,000
     2,000,000 Washington State Public Power Supply,
               Electric Rev.,
               Var. Rate, due July 1, 2012                          2,000,000
     1,000,000 Washington State, Series B,
               Var. Rate, due June 1, 2020                          1,000,000
WISCONSIN
     1,400,000 Oak Creek Wisconsin, Pollution Control Rev.
               (Wisconsin Electric Power Co.),
               Var. Rate, due August 1, 2016                        1,400,000
     3,100,000 Sheboygan Wisconsin, Pollution Control Rev.
               (Wisconsin Power & Light Co.),
               Var. Rate, due August 1, 2014                        3,100,000
     1,500,000 Sheboygan Wisconsin, Pollution Control Rev.
               (Wisconsin Power Co.),
               Var. Rate, due September 1, 2015                     1,500,000

TOTAL INVESTMENTS (Cost $125,920,168) - 99.85%                    125,920,168

Other assets less liabilities - 0.15%                                 187,365

TOTAL NET ASSETS - 100.00%
     (equivalent to $1.00 per share;
     1,000,000,000 shares of $0.01 par value
     capital shares authorized;
     126,207,361 shares outstanding)                            $ 126,107,533

See accompanying Notes to Financial Statements.




FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
     Investment securities, at market value                     $ 125,920,168
     Interest receivable                                              579,852
               Total assets                                       126,500,020
LIABILITIES:
     Disbursements in excess of demand deposit cash                   392,487
               Total liabilities                                      392,487
NET ASSETS          $    126,107,533

NET ASSETS CONSIST OF:
     Capital (capital stock and paid-in capital)                $ 126,208,499
     Accumulated net realized loss on investment transactions        (100,966)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $ 126,107,533

Capital shares, $0.01 par value
     Authorized                                                 1,000,000,000

     Outstanding                                                  126,207,361

 NET ASSET VALUE PER SHARE                                       $       1.00

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS
YEAR ENDED JUNE 30, 1999

STATEMENT OF OPERAITONS

INVESTMENT INCOME:
     Income:
          Interest                                               $  4,905,381
     Expenses:
          Management fees                                             783,821
          Government fees                                              18,243
                                                                      802,064
               Net investment income                                4,103,317
               Net increase in net assets
                 resulting from operations                       $  4,103,317



See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED      YEAR ENDED
                                                  JUNE 30, 1999   JUNE 30, 1998

INCREASE IN NET ASSETS FROM OPERATIONS:
     Net investment income                          $ 4,103,317     $ 5,110,283

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                           (4,103,317)     (5,110,283)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ($1.00 per share)    249,964,370     341,343,451
     Net asset value of shares issued for
       reinvestment of distributions
       ($1.00 per share)                                579,679         491,717
                                                    250,544,049     341,835,168
     Cost of shares redeemed ($1.00 per share)     (247,504,349)   (381,116,251)
          Net increase (decrease) in net assets
            from capital share transactions           3,039,700     (39,281,083)
               Net increase (decrease)
               in net assets                          3,039,700     (39,281,083)

NET ASSETS:
     Beginning of year                              123,067,833     162,348,916

     End of year                                  $ 126,107,533   $ 123,067,833

See accompanying Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments - Valuation of securities is on the basis of amortized cost which approximates market value. Investment transactions are recorded on the trade date. Investment income and dividends to shareholders are recorded daily and dividends are distributed monthly. Realized gains and losses from investment transactions are reported on the amortized cost basis, which is also used for federal income tax purposes.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At June 30, 1999, the Fund has an accumulated net realized loss on sale of investments for federal income tax purposes of $100,966, which is available to offset future taxable gains.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1999, were as follows:

                                                Other than
                                             U.S. Government U.S. Government
                                                Securities     Securities

Purchases                                 $    939,122,885    $     -
Proceeds from sales                            935,928,620          -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .50 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.



FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.



                                   1999    1998    1997     1996    1995



Net asset value, beginning of year
                                 $ 1.00  $ 1.00   $ 1.00    $ 1.00  $ 1.00

  Income from investment operations:
    Net investment income          0.03    0.03     0.03      0.03    0.03

     Distributions from:
       Net investment income      (0.03)  (0.03)   (0.03)    (0.03)  (0.03)

Net asset value, end of year     $ 1.00   $ 1.00  $ 1.00    $ 1.00  $ 1.00

Total return                         3%       3%      3%        3%      3%

Ratios/Supplemental Data
Net assets, end of year (in millions)
                                $   126   $  123  $  162    $  128   $  78
Ratio of expenses to average
  net assets                      0.52%    0.54%   0.55%     0.52%   0.54%

Ratio of net investment income
  to average net assets           2.66%    3.21%   3.16%     3.13%   3.20%

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout Tax-Free Money Market Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of UMB Scout Tax-Free Money Market Fund, Inc., including the statement of net assets, as of June 30, 1999 and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon (periods presented prior to June 30, 1996 were audited by other independent accountants whose reports thereon expressed unqualified opinions). These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1999, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Tax-Free Money Market Fund, Inc., as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in the first paragraph, in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 24, 1999

This report has been prepared for the information of the Shareholders of UMB Scout Tax-Free Money Market Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



UMB SCOUT FUNDS
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

MANAGER AND INVESTMENT COUNSEL
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc.
Kansas City, Missouri


UMB Scout Funds
P.O. Box 219757
Kansas City, MO 64121-9757

TOLL FREE 800-996-2862
www.umb.com

"UMB" and "Scout" are registered service marks of UMB
Financial Corporation.
UMB Financial Corporation also claims service mark rights to the Scout design.


JB154B(8/99)                            508770